UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2023

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Cogent Communications Holdings, Inc. (the “Company”) to amend its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 10, 2023 (the “Original Report”), solely to correct an inadvertent error in the press release furnished as Exhibit 99.1 with the Original Report (the “Earnings Release”). Specifically, in the table reconciling EBITDA and EBITDA, as adjusted for Sprint acquisition costs and cash payments made to the Company under the IP Transit Services Agreement, to net cash provided by operating activities for each quarter of 2022 and the first two quarters of 2023, there was an error in the number provided for EBITDA, as adjusted for Sprint acquisition costs and cash payments made to the Company under the IP Transit Services Agreement, for the three months ended June 30, 2023.

The correct EBITDA, as adjusted for Sprint acquisition costs and cash payments made to the Company under IP Transit Services Agreement, for the three months ended June 30, 2023 was $54,062,000 rather than $56,042,000 as provided in the original Earnings Release. A corrected version of the Earnings Release is furnished herewith as Exhibit 99.1 and is being posted on the Company’s website. This Amendment does not otherwise amend, update or change any other disclosure contained in the Original Report or the Earnings Release.

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2023, Cogent Communications Holdings, Inc. issued a press release summarizing its financial results for the first quarter of 2023. The Company will hold a conference call regarding its financial results at 8:30 a.m. ET on August 10, 2023, which will be simultaneously broadcast on a link available through the Company’s website at www.cogentco.com. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release of Cogent Communications Holdings, Inc. dated August 10, 2023. (filed herewith).
104	Cover Page Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

August 10, 2023	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer